Trade Accounts and Notes Receivable	12 Months Ended
Dec. 31, 2017
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Trade Accounts and Notes Receivable

NOTE 3 — TRADE ACCOUNTS AND NOTES RECEIVABLE

Analysis of trade accounts and notes receivables by maturity is as follows:

	December 31,
	2017	2016	2015
	(In millions of US$)
Trade accounts and notes receivable gross — current portion	391.9	330.9	662.0
Less: allowance for doubtful accounts — current portion	(33.1)	(37.1)	(42.3)

Trade accounts and notes receivables net — current portion	358.8	293.8	619.7

Trade accounts and notes receivable gross — non-current portion	3.1	6.9	0.7
Less: allowance for doubtful accounts — non-current portion	—	—	—

Trade accounts and notes receivables net — non-current portion	3.1	6.9	0.7

Recoverable costs and accrued profit, not billed	160.7	134.1	192.1

Total accounts and notes receivables	522.6	434.8	812.5

Allowances for doubtful accounts only relate to overdue receivables as of December 31, 2017.

As of December 31, 2017 the ageing analysis of net trade accounts and notes receivables is as follows:

	Not past due	30 days	30 - 60 days	60 - 90 days	90 - 120 days	> 120 days	Total
	(In millions of US$)
2017	248.8	32.9	23.5	10.2	4.1	42.4	361.9
2016	189.1	33.6	17.5	3.1	6.5	50.9	300.7
2015	390.6	98.9	26.2	17.3	24.3	63.1	620.4

Litigation

On March 18, 2013, CGG Services SAS, a fully owned subsidiary of CGG S.A., initiated arbitration proceedings against ONGC, an Indian company, to recover certain unpaid amounts under three commercial contracts entered into by the two entities between 2008 and 2010. The Arbitration Tribunal issued an award in favor of CGG on July 26, 2017. ONGC appealed this decision on October 27, 2017. We believe that the on-going procedure will allow us to recover at a minimum the amount of the receivables that are recorded on our balance sheet as unpaid receivables as of December 31, 2017.

Factoring agreements

In 2017, we entered into an agreement with a financial institution to obtain advance payments for a marine acquisition and processing project with a client. The collection right of the invoices to be issued is transferred to the financial institution, based on monthly client’s acceptance of the work in progress. Nonetheless the terms of this agreement do not allow for de-recognition of the funded work in progress (which is thus recorded in “Trade accounts and notes receivables”). The debt corresponding to the cash received has been accounted for in “Current liabilities associated with funded receivables” in the consolidated statement of financial position.

As of December 31, 2017, an amount of US$9.8 million has been accounted for in “Current liabilities associated with funded receivables” in the consolidated statement of financial position in respect of the above agreement.

We also entered into a factoring agreement with the same financial institution. We have transferred US$76.0 million of notes receivable as part of this agreement. The risks retained by the Group were mainly the risk of payment delay up to 60 days and the risk of commercial litigation. These risks were historically low with the transferred client. As a consequence, the Group retained an amount of US$7.6 million to the extent of its continuing involvement. Related costs recorded in operating income are not significant.

There were no factoring agreements as of December 31, 2016 and 2015.